EXECUTION VERSION CID #: 000016249 SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 13, 2020, is by and among DENNY’S, INC., a Florida corporation (“Denny’s” or the “Borrower”), DENNY’S CORPORATION, a Delaware corporation (“Parent”), each of those Subsidiaries of Parent party hereto (Parent and such Subsidiaries, each a “Guarantor” and collectively, the “Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders party hereto. W I T N E S S E T H WHEREAS, the Borrower, the Parent, the other Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of October 26, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement); WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement, in each case, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO CREDIT AGREEMENT 1.1 Amendment to the definition of “Applicable Rate”. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: Notwithstanding the foregoing, from the Second Amendment Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the fiscal quarter ending of the Parent on or about June 30, 2021, the Applicable Rate shall be equal to (i) 3.00% with respect to Eurodollar Rate Loans, (ii) 3.00% with respect to standby Letter of Credit Fees, (iii) 3.00% with respect to commercial Letter of Credit Fees, (iv) 2.00% with respect to Base Rate Loans and (v) 0.40% with respect to the Commitment Fee, and thereafter the Pricing Tier shall be determined by reference to the Consolidated Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) for such fiscal quarter. 1.2 Amendment to the definition of “Bail-In Action”. The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: CHAR1\1726095v7

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. 1.3 Amendment to the definition of “Bail-In Legislation”. The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). 1.4 Amendment to the definition of “Base Rate”. The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “the Eurodollar Rate plus 1.00%” in clause (c) thereof and replacing it with the following: LIBOR for an Interest Period of one month plus 1.00% (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable) 1.5 Amendment to the definition of “Consolidated Leverage Ratio”. The definition of “Consolidated Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof: Notwithstanding the foregoing, for purposes of calculating the Consolidated Leverage Ratio to determine compliance with Section 7.10(a) as of the end of the fiscal quarters of the Parent ending on or about March 31, 2021, June 30, 2021 and September 29, 2021, Consolidated EBITDA included in clause (b) above shall be calculated as (x) in the case of the fiscal quarter ending on or about March 31, 2021, actual Consolidated EBITDA for such fiscal quarter divided by 21.2%, (y) in the case of the fiscal quarter ending on or about June 30, 2021, actual Consolidated EBITDA for the period of two (2) consecutive fiscal quarters then ending divided by 48.1%, and (z) in the case of the fiscal quarter ending on or about September 29, 2021, actual Consolidated EBITDA for the period of three (3) consecutive fiscal quarters then ending divided by 73.6%. 1.6 Amendment to the definition of “Eurodollar Rate”. The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Eurodollar Rate” means a rate per annum determined by the Administrative Agent pursuant to the following formula: Eurodollar Rate = LIBOR 1.00-Eurodollar Reserve Percentage CHAR1\1726095v7 2

1.7 Amendment to the definition of “Eurodollar Rate Loan”. The definition of “Eurodollar Rate Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “LIBOR”. 1.8 Amendment to the definition of “Write-Down and Conversion Powers”. The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.9 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Consolidated Cash on Hand” means, as of any date of determination, the sum of the amount of cash and Permitted Investments of the Loan Parties and their Subsidiaries on a consolidated basis (it being understood that such amount shall exclude in any event any cash and Permitted Investments identified as “restricted” on the balance sheets of the Parent and its Subsidiaries (other than cash or Permitted Investments restricted in favor of the Administrative Agent) or otherwise subject to a security interest in favor of any other Person (other than security interests under the Loan Documents)). “LIBOR” means: (a) for any interest rate calculation with respect to a Eurodollar Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and CHAR1\1726095v7 3

(b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as published by ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, in no event shall LIBOR be less than 0%. “Liquidity” means, as of any date of determination, an amount equal to the sum of (a) the aggregate borrowing availability under the Revolving Credit Facility as of such date plus (b) Consolidated Cash on Hand as of such date. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Second Amendment Effective Date” means May 13, 2020. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. 1.10 Amendment to Article I. Article I of the Credit Agreement is hereby amended by inserting the following new Section 1.08 at the end thereof: 1.08 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 1.11 Amendment to Section 2.15(a)(iv). The last sentence in Section 2.15(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: CHAR1\1726095v7 4

Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. 1.12 Amendment to Section 5.05(c). Section 5.05(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof: ; provided that, for purposes of this Section 5.05(c), only from the Second Amendment Effective Date until the date in which the Loan Parties are required to deliver the financial statements and Compliance Certificate for the fiscal quarter of the Parent ending on or about June 30, 2021 pursuant to Section 6.01(b) and Section 6.02(a) respectively, the impacts of the COVID- 19 pandemic on the business, assets, operations, properties, condition (financial or otherwise), liabilities or material agreements of Parent and its Subsidiaries that (x) occurred prior to the Second Amendment Effective Date and (y) were disclosed in writing to the Administrative Agent and the Lenders prior to the Second Amendment Effective Date shall be disregarded (to the extent the scope of such impacts are not greater than so disclosed). 1.13 Amendment to Section 5.23. Section 5.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: Section 5.23 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 1.14 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting the text “and” appearing at the end of paragraph (b) thereof, replacing “.” at the end of paragraph (c) thereof with the text “; and”, and inserting the following new clause (d) at the end thereof: (d) Monthly Reports. (i) From the Second Amendment Effective Date through March 31, 2021, as soon as practicable and in any event within eight (8) Business Days after the end of each fiscal month, (x) a summary of same-store sales for such month and (y) a report of restaurant closures and openings for such month, in each case, for the restaurants of (A) the Loan Parties and their Subsidiaries and (B) franchisees of the Loan Parties, in form and detail consistent with in the customary public filings of the Parent; and (ii) from the Second Amendment Effective Date through May 26, 2021, as soon as practicable and in any event within eight (8) Business Days after the end of each fiscal month, a calculation of Liquidity and demonstrating compliance with Section 7.10(c) as of the end of such month, in form and detail reasonably acceptable to the Administrative Agent. 1.15 Amendment to Section 7.03. Section 7.03 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof: ; provided further that no Investments shall be permitted to be made under clauses (d) (other than Investments resulting from any Restricted Payments made pursuant to Section 7.05(a)(i)), (f) (other than Investments in an aggregate amount not to exceed $250,000), (g), (h) and (i) of this Section 7.03 during the period commencing on the Second Amendment Effective Date ending on date in which the Loan Parties demonstrate compliance with the financial covenants set forth in Section 7.10 for the fiscal quarter of the Parent ending on or about CHAR1\1726095v7 5

June 30, 2021 as determined based on the Compliance Certificate provided by the Loan Parties pursuant to Section 6.02(a) for such fiscal quarter (other than Investments consisting of Guarantees by any Loan Party of obligations (including, without limitation, Operating Lease obligations and Capital Lease Obligations) of franchisees or licensees or the Purchasing Coop (to the extent the Purchasing Coop is acting on behalf of franchisees or licensees), consistent with past practices and on usual and customary terms for transactions of this type, in an amount not to exceed $10,000,000 for the Loan Parties and their Subsidiaries during such period). 1.16 Amendment to Section 7.05(a). Section 7.05(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof: ; provided further that no Restricted Payments shall be permitted to be made under clauses (ii), (iii) and (iv) of this Section 7.05(a) during the period commencing on the Second Amendment Effective Date ending on date in which the Loan Parties demonstrate compliance with the financial covenants set forth in Section 7.10 for the fiscal quarter of the Parent ending on or about June 30, 2021 as determined based on the Compliance Certificate provided by the Loan Parties pursuant to Section 6.02(a) for such fiscal quarter. 1.17 Amendment to Section 7.10(a). Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (a) Consolidated Leverage Ratio. As of the last day of (i) the fiscal quarter ending on or about March 31, 2021, permit the Consolidated Leverage Ratio to be greater than 4.50 to 1.00, (ii) the fiscal quarter ending on or about June 30, 2021, permit the Consolidated Leverage Ratio to be greater than 4.25 to 1.00 and (iii) the fiscal quarter ending on or about September 29, 2021 and each other fiscal quarter, permit the Consolidated Leverage Ratio to be greater than 4.00 to 1.00, in each case, for the respective Measurement Period. Notwithstanding the foregoing, the covenant in this Section 7.10(a) shall not be tested as of the end of the fiscal quarters ending on or about June 24, 2020, September 23, 2020 and December 30, 2020 (but otherwise shall be deemed to be in effect with respect to each such fiscal quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 7.10). 1.18 Amendment to Section 7.10(b). Section 7.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (b) Consolidated Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Fixed Charge Coverage Ratio for the applicable Measurement Period to be less than 1.50 to 1.00. Notwithstanding the foregoing, (i) the covenant in this Section 7.10(b) shall not be tested as of the end of the fiscal quarters ending on or about June 24, 2020, September 23, 2020 and December 30, 2020 (but otherwise shall be deemed to be in effect with respect to each such fiscal quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 7.10), (ii) for the Fiscal Quarter ending on or about March 31, 2021, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the single fiscal quarter of the Parent then ended (rather than the period of four (4) consecutive fiscal quarters of the Parent then ended), (iii) for the fiscal quarter ending on or about June 30, 2021, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the period of the two (2) consecutive fiscal quarters of the Parent then ended (rather than the period of four (4) consecutive fiscal quarters of the Parent then ended) and (iv) for the fiscal quarter ending on or about September 29, 2021, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the period of the three (3) consecutive fiscal quarters CHAR1\1726095v7 6 of the Parent then ended (rather than the period of four (4) consecutive fiscal quarters of the Parent then ended). 1.19 Amendment to Section 7.10. Section 7.10 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof: (c) Minimum Liquidity. As of the last day of any fiscal month ending during the period commencing on the Second Amendment Effective Date and ending on May 26, 2021, permit Liquidity to be less than the corresponding amount specified below for such fiscal month: Period Minimum Liquidity Second Amendment Effective Date through $60,000,000 September 23, 2020 September 24, 2020 through November 18, $65,000,000 2020 November 19, 2020 through May 26, 2021 $70,000,000 1.20 Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.19 at the end thereof: Section 7.19 Consolidated Capital Expenditures. During the period commencing on the Second Amendment Effecting Date and ending on March 31, 2021, make any Consolidated Capital Expenditures in an amount that exceeds $10,000,000 in the aggregate for the Loan Parties and their Subsidiaries during such period (provided that any exchange of property permitted under Section 7.04(c) shall not otherwise be restricted by this Section 7.19). 1.21 Amendment to Section 10.22. Section 10.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or CHAR1\1726095v7 7

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 1.22 Amendment to Article X. Article X of the Credit Agreement is hereby amended by inserting the following new Section 10.23 after Section 10.22 as follows: 10.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). CHAR1\1726095v7 8

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). ARTICLE II LIMITED WAIVER 2.1 Limited Waiver. Effective as of the Second Amendment Effective Date, and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, each Lender party hereto hereby waives compliance by the Loan Parties with Section 7.10 of the Credit Agreement, solely for the fiscal quarters of the Parent ending on or about June 24, 2020, September 23, 2020 and December 30, 2020 (and for this purpose such waiver shall be interpreted as if the Loan Parties were not required to comply with Section 7.10 of the Credit Agreement for the fiscal quarters of the Parent ending on or about June 24, 2020, September 23, 2020 and December 30, 2020). The foregoing waiver is a one-time waiver and applies only to the specified circumstances and does not modify or otherwise affect the Loan Parties’ obligations to comply with such provisions of the Credit Agreement or any other provision of the Loan Documents in any other instance. The foregoing limited waiver shall not be deemed or otherwise construed to constitute a waiver of any other provision or to prejudice any right, power or remedy which the Administrative Agent or any Lender may not have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, all of which rights, powers and remedies are hereby expressly reserved by the Administrative Agent and the Lenders. The agreements and consents set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or the other Loan Documents are intended to be affected hereby. ARTICLE III CONDITIONS 3.1 Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Second Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent): (a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders. (b) Fees and Out of Pocket Costs. The Administrative Agent shall have received amendment fees for the account of each Lender consenting to this Amendment and the Borrower shall have paid any and all reasonable out-of-pocket costs incurred by the Administrative Agent (including the fees and expenses Moore & Van Allen PLLC as legal counsel to the Administrative Agent) and all other fees and amounts required to be paid to the Administrative Agent, in each case in connection with the negotiation, preparation, execution and delivery of this Amendment. CHAR1\1726095v7 9

ARTICLE IV MISCELLANEOUS 4.1 Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. 4.2 Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows: (a) Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. (b) This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms. (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required for the execution, delivery, performance, validity or enforceability of this Amendment. (d) The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document (as amended hereby) are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date, (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects and (iii) those contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement). (e) No event has occurred and is continuing which constitutes a Default or an Event of Default. (f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens. (g) Each Guarantor affirms all of its obligations under the Loan Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents. (h) The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims. 4.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it CHAR1\1726095v7 10 and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents. 4.4 Release. The Borrower and each of the other Loan Parties hereby releases and forever discharges the Administrative Agent, each Lender, the L/C Issuer and their respective predecessors, successors, assigns, attorneys and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Loan Documents through the date hereof, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any Lender Party. 4.5 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. 4.6 Expenses. The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel. 4.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. 4.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be as delivery of a manually executed counterpart of this Amendment. 4.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. 4.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. 4.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. [Signature pages to follow] CHAR1\1726095v7 11

CITIZENS BANK, N.A. By: ______________________________________ ____ __ __ __ __ __ ____ Name: Aaron MuccinoMuccino Title: AVP DENNY’S, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION By: ___________________________________ Name: Greg McGinley Title: Authorized Signatory DENNY’S, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST By: ___________________________________ Name: James Gibson Title: Director DENNY’S, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. By: ___________________________________ Name: Christine Howatt Title: Authorized Signatory DENNY’S, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT